UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 29, 2021

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office)

(507) 437-5611
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2021, Hormel Foods Corporation (the Company) announced the upcoming retirement of James N. Sheehan, Executive Vice President and Chief Financial Officer, who will retire effective December 31, 2021. The Board of Directors elected Jacinth C. Smiley to be the Company’s next Executive Vice President and Chief Financial Officer effective November 1, 2021.

Smiley, age 53, joined the Company in March 2021 as Group Vice President of Corporate Strategy. In this role, she leads the Company’s overall corporate strategy while serving as a member of the senior leadership team. Prior to joining the Company, she was Vice President and Chief Accounting Officer for LyondellBasell, one of the largest plastics, chemicals and refining companies in the world. She spent 20 years with General Electric in various roles across multiple industries, rising to Chief Financial Officer for GE Oil and Gas North America. As Chief Financial Officer, she will lead all aspects of the Company's financial strategy, performance, reporting and long-range business planning, as well as investor relations, treasury, tax, accounting and internal controls. Smiley will also oversee the Company’s information technology area.

Smiley has no family relationships with any member of the Board or any other executive officer of the Company, and is not a party to any transaction with the Company or any subsidiary of the Company. Smiley and the Company have not entered into any employment agreement in connection with her election as Executive Vice President and Chief Financial Officer.

A press release announcing Mr. Sheehan's retirement and Ms. Smiley’s election is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

99	Press release issued October 29, 2021
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: October 29, 2021	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and
Chief Financial Officer

Dated: October 29, 2021	By	/s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller

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